UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Soliciting Material Pursuant to § 240.14a-12

SOUTHWEST GAS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

ICAHN CAPITAL LP

IPH GP LLC

ICAHN ENTERPRISES HOLDINGS L.P.

ICAHN ENTERPRISES G.P. INC.

BECKTON CORP.

NORA MEAD BROWNELL

MARCIE L. EDWARDS

ANDREW W. EVANS

H. RUSSELL FRISBY, JR.

WALTER M. HIGGINS III

RINA JOSHI

HENRY P. LINGINFELTER

JESSE A. LYNN

RUBY SHARMA

ANDREW J. TENO

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On November 15, 2021, Carl C. Icahn and affiliated entities issued a press release announcing that Icahn Partners LP has nominated ten individuals (the “Icahn Slate”) to seek election to the board of directors of Southwest Gas Holdings, Inc., a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. FOR USE AT ITS 2022 ANNUAL MEETING OF STOCKHOLDERS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

PARTICIPANTS

The participants in the solicitation of proxies (the “Participants”) from stockholders of Southwest Gas Holdings, Inc. (the “Company”) include the following: Icahn Partners LP (“Icahn Partners”), Icahn Onshore LP (“Icahn Onshore”), Icahn Partners Master Fund LP (“Icahn Master”), Icahn Offshore LP (“Icahn Offshore”), Icahn Capital LP (“Icahn Capital”), IPH GP LLC (“IPH”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), Carl C. Icahn, a citizen of the United States of America, and each of the following nominees: Ms. Nora Mead Brownell, Ms. Marcie L. Edwards, Mr. Andrew W. Evans, Mr. H. Russell Frisby, Jr., Mr. Walter M. Higgins III, Ms. Rina Joshi, Mr. Henry P. Linginfelter, Mr. Jesse A. Lynn, Ms. Ruby Sharma, and Mr. Andrew J. Teno, each of whom is a citizen of the United States of America (collectively, the “Icahn Nominees”).

The principal business address of Mr. Icahn, Icahn Partners, Icahn Onshore, Icahn Master, Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton, Mr. Lynn and Mr. Teno is c/o Icahn Enterprises L.P., 16690 Collins Ave., PH-1, Sunny Isles Beach, FL 33160. The principal business address of each of the Icahn Nominees (other than Messrs. Lynn and Teno) is set forth below.

Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of Icahn Master. Icahn Capital is the general partner of each of Icahn Onshore and Icahn Offshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of Icahn Partners, Icahn Onshore, Icahn Master, Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, and Beckton (such entities are referred to collectively with Mr. Icahn as the “Beneficial Owners”). In addition, Mr. Icahn is the indirect holder of approximately 90.2% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

Each of Icahn Partners and Icahn Master is primarily engaged in the business of investing in securities. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Offshore is primarily engaged in the business of serving as the general partner of Icahn Master. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Onshore and Icahn Offshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Enterprises Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Enterprises Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP.

The Beneficial Owners beneficially own, in the aggregate, 2,898,676 shares of common stock, $1.00 par value per share, of the Company (the “Shares”), representing approximately 4.8% of the outstanding Shares (based upon 60,385,084 Shares outstanding stated to be outstanding at October 29, 2021 by the Company in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2021).

Icahn Partners and Icahn Master have entered into cash-settled equity swaps with broker-dealers and other financial institutions and counterparties with respect to 1,075,174 Shares and 764,826 Shares, respectively, with reference prices and maturity dates that vary depending upon the terms of each such cash-settled swap. After giving effect to such transactions, Icahn Partners and Icahn Master may be deemed to have either increased or decreased economic exposure to the securities of the Company. Icahn Partners and Icahn Master do not have voting power or dispositive power with respect to the Shares referenced in such cash settled swaps and disclaim beneficial ownership of the Shares to which such swaps relate.

Icahn Partners has sole voting power and sole dispositive power with regard to 1,694,184 Shares. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 1,204,492 Shares. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Exchange Act) the Shares which Icahn Master directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.

In addition, the Participants may also include Brett Icahn, Andrew Teno and Jesse Lynn, each of whom is employed, and therefore compensated, by Icahn Enterprises or its affiliates. These individuals do not beneficially own any Shares. From time to time, these individuals have served on boards of directors of entities in which Icahn Enterprises or its affiliates have an interest. In such situations where Icahn Enterprises does not control such entities, these individuals receive customary director compensation from such entities (which may include cash fees, equity awards, reimbursement of travel expenses, indemnification and the like). Pursuant to the limited partnership agreement of Icahn Enterprises (filed as Exhibit 3.1 to Icahn Enterprises’ Form 10-Q for the quarterly period ended June 30, 2016, filed with the Securities and Exchange Commission on August 4, 2016), these individuals are entitled to indemnification for certain losses and expenses incurred in connection with proxy contests and service as directors on boards of directors of companies in which Icahn Enterprises or its affiliates have an interest (including the proxy contest relating to the 2022 Annual Meeting of the Company’s stockholders and any service as a director on the Company’s board of directors). Messrs. Icahn and Teno are party to employment agreements with Icahn Enterprises or its affiliates pursuant to which, under certain circumstances, they will be eligible to receive certain profit sharing payments relating to net investment gains over a specified hurdle for certain investments held by affiliates of Icahn Capital (which such investments include the Shares). These individuals will not otherwise receive any special compensation in connection with the solicitation of proxies from stockholders of the Company.

Other than a customary agreement entered into in connection with their nomination by Icahn Partners, none of the Icahn Nominees (other than Messrs. Lynn and Teno) have any agreements, understandings or relationships with Icahn Partners or any of the Beneficial Owners. In addition, none of the Icahn Nominees have any relationship with the Company or any of its affiliates. The biographical information for each of the Icahn Nominees is set forth below:

Nora Mead Brownell

Nora Mead Brownell is an accomplished executive and entrepreneur. Since 2009, Ms. Brownell has served as co-founder and principal of Espy Energy Solutions LLC, an energy consulting group that provides strategic planning, marketing, business planning, and other consulting services to energy utilities, equipment manufacturers, service providers and financial institutions evaluating energy investments. Ms. Brownell is a former Commissioner of the Federal Energy Regulatory Commission where she served a term from May 2001 to June 2006, and a former member of the Pennsylvania Public Utility Commission where she served from 1997 to 2001. She also served as President of the National Association of Regulatory Utility Commissioners (NARUC) from 2000 to 2001. Since October 2020, Ms. Brownell has been a director of Sunnova Energy International Inc. (NYSE: NOVA), a residential solar and energy storage service provider, where she serves on the Compensation Committee, and since December 2020, Ms. Brownell has been a director and member of the Audit Committee of Hennessey Capital Investment Corp. V., a special purpose acquisition vehicle. Ms. Brownell’s prior public company board service includes: PG&E Corporation (NYSE: PCG), a public utility holding company, from April 2019 to June 2020, where she served as Chair of the board of directors; National Grid PLC (NYSE: NGG), one of the world’s largest investor-owned energy utilities, from June 2012 until April 2019, where she served on the Remunerations, Nominations, Safety and Environment and Health committees; Spectra Energy Partners, LP (formerly NYSE: SEP) from May 2007 to November 2018, where she served on the Audit and Conflicts committees; and Oncor Electric Delivery Co. LLC, a regulated electricity transmission and distribution company, from October 2007 to February 2014, where she served on the Audit Committee. Ms. Brownell has served on the Advisory Board of Fidelis Infrastructure, LP since January 2020 and the Morgan Stanley Infrastructure Advisory Board since June 2014. Ms. Brownell attended Syracuse University. Ms. Brownell’s principal business address is 105 Pommander Walk Street, Alexandria, VA 22314. Ms. Brownell does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Marcie L. Edwards

Marcie L. Edwards has served as the President of MLE Consulting, Inc., a management consulting firm specializing in providing strategic and operational solutions for companies in the energy and water space, since May 2017. She has served as a director of CIM Commercial Trust Corporation (Nasdaq: CMCT), a real estate investment trust that principally owns and operates Class A and creative office properties, since her appointment on February 11, 2021. Ms. Edwards previously served as the General Manager of the Los Angeles Department of Water and Power (LADWP) from March 2014 to March 2017. In that capacity, she managed a city agency with an annual budget of more than $6 billion and approximately 10,000 employees. As part of her role at LADWP, she served as a member of the Board of the Water and Power Employees’ Retirement Plan, overseeing more than $12 billion in investments. Prior to her tenure at LADWP, Ms. Edwards was the City Manager of the City of Anaheim from 2013 to 2014, overseeing an annual budget of more than $1 billion with approximately 3,000 employees, including a fire department, a police department, and a public utility company. From 2000 to 2012, Ms. Edwards was the Utility General Manager of Anaheim Public Utilities and, prior to 2000, Ms. Edwards spent almost 25 years with LADWP in a variety of positions. From 2019 to 2021, she was Chair to the California Wildfire Safety Advisory Board, as a gubernational appointee. Since 2019, Ms. Edwards has been a board member of S&C Electric Company in Chicago (and a member of the Audit Committee since 2021). In 2019, Ms. Edwards was invited to serve on the Southern California Gas Company’s Advisory Safety Council. Further, since December 2018, Ms. Edwards has served on the Board of the Boys & Girls Club of Santa Clarita Valley, as their secretary. Ms. Edwards has a Master’s in Public Administration from the University of LaVerne. Ms. Edwards’ principal business address is 27975 Langley Place, Castaic, CA 91384. Ms. Edwards does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Andrew W. Evans

Andrew W. Evans has worked in the energy and utility industry for 28 years across a broad spectrum of capital intensive businesses. He is the retired Chief Financial Officer of Southern Company (NYSE: SO), an electric and natural gas public utility holding company, where he served as Chief Financial Officer from June 2018 to September 2021 and had responsibility for all investor interaction, public reporting, information technology and cyber security, business development, risk and capital deployment. Prior its acquisition by Southern Company, he served as the Chairman, President and Chief Executive Officer of AGL Resources, Inc. (AGL), the largest publicly traded gas distribution company in the United States, from April 2017 until June 2018. In this role he was keenly focused on employee and public safety, customer satisfaction, modernization, and growth. He also served as Chief Operating Officer of AGL from April 2016 until April 2018 and, during his 15 years at the company, also held the positions of Treasurer and Chief Financial Officer. Prior to AGL, Mr. Evans spent 9 years with Mirant Corp, a global energy provider and commodity trading company. Mr. Evans began his career at the Federal Reserve Bank of Boston and has a Bachelor of Arts in Economics from Emory University, where he currently serves as a trustee. Mr. Evans is actively engaged in his community and has served as Chair for a number of philanthropic organizations, including the Grady Hospital Foundation and Zoo Atlanta. Mr. Evans’ principal business address is 30 Ivan Allen Blvd., Atlanta, GA 30307. Mr. Evans currently qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Evans does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

H. Russell Frisby, Jr.

H. Russell Frisby, Jr. is an experienced executive and board member, and a nationally known expert on legal, regulatory and public affairs matters in the fields of energy, telecommunications, and technology. Mr. Frisby has served as a Partner at the Stinson LLP law firm since September 2009 where he leads the Telecommunications Group and is co-leader of the firm’s State Utilities Practice Group. Following his retirement from Stinson LLP in December 2021, Mr. Frisby will serve as President of The HRF Group, a strategic and regulatory consulting firm. Mr. Frisby previously served on the Board of Pepco Holdings, Inc. (formerly NYSE: POM), an S&P 500 energy utility, from September 2012 until March 2016 (when it was acquired by Exelon Corporation), where he was a member of the Finance and Compensation/Human Resources Committees. Prior to its acquisition by Windstream, Mr. Frisby served on the Board of PAETEC Holdings, a national Fortune 1000 competitive telecommunications company (CLEC), from February 2007 until November 2011, where he was a member of the Compensation Committee. Mr. Frisby served as Senior Energy Advisor to the National Urban League where he counseled it on national energy policy, edited several policy white papers, and made numerous presentations on its behalf. He is on the Advisory Board of Intelis Capital. Mr. Frisby served as President/CEO of the Competitive Telecommunications Association (now INCOMPAS) from 1998 to 2005. In this position, he was a primary advocate for the CLEC industry, and was responsible for developing and implementing national regulatory and public affairs strategies. Prior to that, Mr. Frisby served as Chairman of the Maryland Public Service Commission (MPSC). During this period, he also served as Vice Chair of the Telecommunications Committee of the National Association of Regulatory Utility Commissioners and functioned as a spokesperson for NARUC. Mr. Frisby has frequently written and lectured on energy and telecommunications issues and has been repeatedly named as one of Washington’s Super Lawyers. He is past Chair of the ABA’s Standing Committee on Governmental Affairs. Mr. Frisby is a Senior Fellow of the Administrative Conference of the United States and previously served as Chair of its Committee on Regulation. He received the Energy Bar Association’s 2019 State Regulatory Practitioner Award for his innovation and superior advocacy. He was recognized as the “2022 Lawyer of the Year in Administrative and Regulatory Law in Washington, DC” by Best Lawyers. Mr. Frisby is a graduate of Yale Law School and Swarthmore College. Mr. Frisby’s principal business address is c/o The HRF Group LLC, 5305 Village Center Drive, #386, Columbia, MD 21044. Mr. Frisby does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Walter M. Higgins III

Walter M. Higgins III served as Chairman of the Board of South Jersey Industries, Inc. (NYSE: SJI), an energy holding company headquartered in New Jersey and serving retail utility and wholesale natural gas transmission, marketing, and storage services including solar development in the mid-Atlantic states, from April 2015 until his retirement in April 2020. Until his appointment as Chairman, he had served as a director of South Jersey Industries, Inc. since April 2008. Previously, he served as the President and Chief Executive Officer and a director of Ascendant Group Ltd. (now called Liberty Group Limited), a diversified energy and infrastructure holding company in Bermuda, from June 2012 until October 2016, and as Chief Executive Officer of the Puerto Rico Electric Power Authority (PREPA), an electric utility company providing electric service to all of Puerto Rico, from March 2018 through July 2018. In August 2000, he was elected Chairman of the Board, President and Chief Executive Officer of Sierra Pacific Resources (now called NV Energy), the electric and gas utility holding company for most of Nevada, retiring as Chief Executive Officer in July 2007 and as Chairman in July 2008. He also previously served as the Chairman, President and Chief Executive Officer of AGL Resources, Inc., the holding company of Atlanta Gas and Light (AGL), one of the nation’s largest natural gas distribution companies and the first deregulated natural gas utility in the United States, as President and Chief Operating Officer of Louisville Gas and Electric Company and as a senior executive with Portland General Electric Company, in Portland, Oregon, with various responsibilities, the last being as senior vice president over generation, transmission, and power marketing.

In addition to serving on the board of directors of South Jersey Industries, Inc. (NYSE: SJI) from April 2008 until April 2020, Mr. Higgins served on the board of directors of Aegis Insurance, an insurance company, from September 1995 to September 2020, and Just Energy, Inc. (TSX: JE; NYSE: JE), a provider of competitive retail energy in the U.S., Canada, and several other countries, from September 2019 until September 2020. Mr. Higgins graduated with distinction with a nuclear science degree from the U.S. Naval Academy, Annapolis, Maryland, in 1966, and completed postgraduate nuclear engineering and submarine training with the U.S. Navy. He served as a commissioned naval officer in nuclear submarines. He is a graduate of the Stanford University Graduate School of Business Executive Program and the University of Idaho Public Utility Executive Course. Mr. Higgins’ principal business address is 5610 Mont Blanc Ct., Reno, NV 89511. Mr. Higgins currently qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Higgins does not own, and has not owned, during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Rina Joshi

Rina Joshi is a seasoned investment professional with over 18 years of experience investing in stressed and distressed companies and special situations. She has managed investments across a broad range of industries and geographies with a focus on restructurings and process driven situations. Ms. Joshi has a track record of producing superior results across market cycles through capital markets transactions, operational restructurings and evaluation of M&A opportunities.

Ms. Joshi is the founder of the Nest Collective, an empowerment program and community for young girls in elementary school. She managed the marketing, recruitment, enrollment and organizational start-up process to launch Nest Collective in the Fall of 2021. Prior to that, Ms. Joshi served as a Managing Director of Apollo Global Management, a global alternative investment management firm, from June 2020 to June 2021. In this role, Ms. Joshi focused on the identification and evaluation of credit and special situations opportunities and structured terms for various primary issue financings. Ms. Joshi served as a Managing Director of PointState Capital from March 2016 to February 2020, where she managed investments across various industries, including utilities, telecom, shipping, and energy, and participated in several ad hoc committees related to in-court and out-of-court restructurings. From July 2003 to March 2016, Ms. Joshi served in various capacities at Citigroup Global Markets, including as a high yield corporate bond strategist, head of Energy Exploration & Production credit research, and as a distressed debt desk investment analyst. Ms. Joshi holds the Chartered Financial Analyst designation and graduated from the Huntsman Program in International Studies and Business at the University of Pennsylvania. She received a Bachelor of Science in Economics from The Wharton School and a Bachelor of Arts in International Studies from the College of Arts & Sciences. Ms. Joshi’s principal business address is 105 5th Avenue, Apt. 5AB, New York, NY 10003. Ms. Joshi does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Henry P. Linginfelter

Henry P. Linginfelter has more than 35 years of natural gas utility experience. He retired as Executive Vice President of Southern Company Gas in 2019. As EVP, he was responsible for all day-to-day operations of the largest gas utility in the United States, serving approximately 4.5 million customers through seven gas companies across seven states. Responsibilities included safety, construction, customer service, engineering, reliability, marketing, environmental, gas supply and control, budgeting and planning, external affairs, and financial performance, among other duties. He also served for many years on the board of the company’s captive insurance business which assesses and mitigates risk and liability issues across the corporation.

In addition to his broad executive and operating experience, Mr. Linginfelter has extensive experience in regulatory and legislative affairs, with a track record of achieving constructive and trustworthy engagement and positive outcomes with regulators and elected officials across several jurisdictions.

Mr. Linginfelter is former Chairman of the Southern Gas Association and served on the American Gas Association Leadership Council for several years. He serves on numerous not-for-profit boards and was Chairman of the Georgia Chamber of Commerce in 2016. He holds a Bachelor’s Degree in Industrial Management from Georgia Tech University and an MBA from the J. Mack Robinson College of Business at Georgia State University. Mr. Linginfelter is a Fellow of CEO Perspectives leadership program – University of Chicago’s Booth School and Northwestern University’s Kellogg School. Mr. Linginfelter’s principal business address is 1724 Dixon Lane, St. Simons Island, GA 31522. Mr. Linginfelter does not own, and has not owned during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Jesse A. Lynn

Jesse A. Lynn has been General Counsel of Icahn Enterprises L.P. (NASDAQ: IEP), a diversified holding company engaged in a variety of businesses, including investment, energy, automotive, food packaging, metals, real estate, home fashion and pharma, since 2014. Mr. Lynn has also served as Chief Operating Officer of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since April 2021. From 2004 to 2014, Mr. Lynn was Assistant General Counsel of Icahn Enterprises. Prior to joining Icahn Enterprises, Mr. Lynn worked as an associate in the New York office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. in its business and finance department from 2000 until 2004. From 1996 to 2000, Mr. Lynn was an associate in the corporate group at Gordon Altman Butowsky Weitzen Shalov & Wein. Mr. Lynn has been a director of: Xerox Holdings Corporation (NASDAQ: XRX), a provider of print and digital document products and services, since November 2021; FirstEnergy Corp. (NYSE: FE), an electric utility, since March 2021; and Conduent Incorporated (NASDAQ: CNDT), a provider of business process outsourcing services, since April 2019. Mr. Lynn was previously a director of: Cloudera, Inc. (NASDAQ: CLDR), a provider of enterprise data cloud services, from August 2019 through its sale to CD&R and KKR in October 2021; Herbalife Nutrition Ltd. (NYSE: HLF), a nutrition company, from April 2014 to January 2021; and The Manitowoc Company, Inc. (NYSE: MTW), a capital goods manufacturer, from April 2015 to February 2018. Carl C. Icahn has or previously had non-controlling interests in each of Xerox, FirstEnergy, Conduent, Cloudera, Herbalife and Manitowoc through the ownership of securities. Mr. Lynn received a B.A. from the University of Michigan in 1992 and a J.D. from the Boston University School of Law in 1996. Mr. Lynn does not own, and has not owned, during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

Ruby Sharma

Ruby Sharma is a multi-cultural, global business advisor with comprehensive expertise & skills in Strategy, Operational Risk Transformation, M&A, Governance, Audit & Accounting. She has lived in North America, the United Kingdom, Germany, Asia and is fluent in English, German and Hindi. For more than 25 years as a cross-sector financial & audit committee expert, she has worked with Fortune 500 multi-national corporations, C-Suite and Board leadership to innovate and change, drive revenue growth, strengthen regulator and investor relationships, incorporating diversity, equity & inclusion (DEI). Ms. Sharma has served as Managing Partner of RNB Strategic Advisors, a strategic advisory firm, since September 2018. Ms. Sharma served as a Partner at Ernst & Young LLP (EY), a multinational professional services network, from 2002 until her retirement in December 2017, where she founded and led the Center for Board Matters and developed and built EY’s Global Strategy and Execution infrastructure for Governance Services to Boards and C-suite. She also served as a Partner in Fraud Investigations and Dispute Services at EY from 2004 to 2010. Prior to her time at EY, Ms. Sharma served as Senior Manager of Forensic and Litigation Services at Arthur Andersen LLP, a holding company that provided auditing, tax and consulting services to large corporations, from 1999 to 2002. Ms. Sharma has led internal investigations, working with the U.S. Securities & Exchange Commission (SEC) and other regulatory organizations on complex issues involving white-collar crime, Foreign Corrupt Practices Act (FCPA), risk and damage assessments, and accounting and financial issues. Ms. Sharma is a frequent keynote speaker and panelist on corporate governance topics, contributor to international news media & has authored several audit committee handbooks and guides, white papers on governance, value protection and diversity and inclusion topics.

In addition to serving as the Chair of the Audit Committee at Penn Medicine Princeton Health (April 2010 to October 2020), Ms. Sharma is advisory council member for reacHIRE, Princeton Frugal Innovation Accelerator and has served as Board of Trustees, National Ascend Organization; Member, Asia Society Business Council. She was honored as one of Outstanding 50 Asian Americans in Business in the Americas in 2011 by the Asian American Business Development Center.

Ms. Sharma is a Fellow Chartered Accountant (Institute of Chartered Accountants in England & Wales) and holds a Bachelor of Arts. in Economics from Delhi University, India. Ms. Sharma has also attended the Executive Education program for EY Partners at Northwestern University, Kellogg School of Management. Ms. Sharma’s principal business address is 24 Arnold Drive, Princeton Jct., NJ 08550. Ms. Sharma currently qualifies as an “audit committee financial expert” under the rules of the SEC. Ms. Sharma does not, and has not during the past two years, directly or indirectly own or owned, beneficially or of record, any class of securities of the Company, including the Shares.

Andrew J. Teno

Andrew J. Teno has been a portfolio manager at Icahn Capital, the entity through which Carl C. Icahn manages investment funds, since October 2020. Mr. Teno previously worked at Fir Tree Partners, a New York based private investment firm that invests worldwide in public and private companies, real estate and sovereign debt, from 2011 to April 2020. Prior to that, he worked at Crestview Partners from 2009 to 2011 as an associate in their private equity busines, and at Gleacher Partners, a boutique mergers and acquisitions firm, from 2007 to 2009. Mr. Teno has been a director of: FirstEnergy Corp. (NYSE: FE), an electric utility, since March 2021; Herc Holdings Inc. (NYSE: HRI), an equipment rental company, since February 2021; and Cheniere Energy, Inc. (NYSE: LNG), a liquefied natural gas company, since February 2021. Carl C. Icahn has or previously had non-controlling interests in each of FirstEnergy, Herc and Cheniere through the ownership of securities. Mr. Teno previously served as a director of Eco-Stim Energy Solutions from March 2017 to December 2018. Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania in 2007. Mr. Teno currently qualifies as an “audit committee financial expert” under the rules of the SEC. Mr. Teno does not own, and has not owned, during the past two years, directly or indirectly, beneficially or of record, any class of securities of the Company, including the Shares.

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Icahn Announces Nominations for Its Slate of Directors for Southwest Gas Holdings, Inc.

SUNNY ISLES BEACH, Fla., Nov. 15, 2021 – Icahn Partners LP, a Delaware limited partnership (“Icahn Partners”), which is an affiliate of Icahn Enterprises L.P. (NASDAQ: IEP), announced today that it has nominated the following ten individuals: Ms. Nora Mead Brownell, Ms. Marcie L. Edwards, Mr. Andrew W. Evans, Mr. H. Russell Frisby, Jr., Mr. Walter M. Higgins III, Ms. Rina Joshi, Mr. Henry P. Linginfelter, Mr. Jesse A. Lynn, Ms. Ruby Sharma, and Mr. Andrew J. Teno (collectively, the “Icahn Slate”) to seek election to the board of directors of Southwest Gas Holdings, Inc. (NYSE: SWX) at Southwest Gas’ 2022 Annual Meeting of Stockholders. Icahn Partners submitted its notification of nomination of the Icahn Slate to Southwest Gas earlier today.

Carl C. Icahn stated: “We are proud to present our blue-ribbon slate of directors, 8 of whom are entirely independent of IEP in all regards. They are immensely qualified in terms of utility and regulatory experience and reflect a diverse mix of operational, financial, legal, regulatory and governance experts. We believe our slate of directors can greatly enhance stockholder and ratepayer value.”

Andrew Teno and Jesse Lynn, the only two IEP-related nominees on the slate, stated: “We were tasked with scouring the country for the best and brightest individuals to help repair the strained relationships that Southwest Gas currently has with regulators, ratepayers, stockholders and seemingly all of its other constituents. We additionally sought to include on our team a number of seasoned veterans who would be able to meaningfully reduce the egregious SG&A that has increased an amazing 42% during John Hester’s reign. We believe the slate we have assembled is up to those challenges and even includes more than a few individuals who would make excellent CEOs of any utility in this country. We look forward to introducing our nominees over the coming weeks.”

The biographical information for the individuals comprising the Icahn Slate is as follows:

Nora Mead Brownell

Nora Mead Brownell is an accomplished executive and entrepreneur. Since 2009, Ms. Brownell has served as co-founder and principal of Espy Energy Solutions LLC, an energy consulting group that provides strategic planning, marketing, business planning, and other consulting services to energy utilities, equipment manufacturers, service providers and financial institutions evaluating energy investments. Ms. Brownell is a former Commissioner of the Federal Energy Regulatory Commission where she served a term from May 2001 to June 2006, and a former member of the Pennsylvania Public Utility Commission where she served from 1997 to 2001. She also served as President of the National Association of Regulatory Utility Commissioners (NARUC) from 2000 to 2001. Since October 2020, Ms. Brownell has been a director of Sunnova Energy International Inc. (NYSE: NOVA), a residential solar and energy storage service provider, where she serves on the Compensation Committee, and since December 2020, Ms. Brownell has been a director and member of the Audit Committee of Hennessey Capital Investment Corp. V., a special purpose acquisition vehicle. Ms. Brownell’s prior public company board service includes: PG&E Corporation (NYSE: PCG), a public utility holding company, from April 2019 to June 2020, where she served as Chair of the board of directors; National Grid PLC (NYSE: NGG), one of the world’s largest investor-owned energy utilities, from June 2012 until April 2019, where she served on the Remunerations, Nominations, Safety and Environment and Health committees; Spectra Energy Partners, LP (formerly NYSE: SEP) from May 2007 to November 2018, where she served on the Audit and Conflicts committees; and Oncor Electric Delivery Co. LLC, a regulated electricity transmission and distribution company, from October 2007 to February 2014, where she served on the Audit Committee. Ms. Brownell has served on the Advisory Board of Fidelis Infrastructure, LP since January 2020 and the Morgan Stanley Infrastructure Advisory Board since June 2014. Ms. Brownell attended Syracuse University.

Marcie L. Edwards

Marcie L. Edwards has served as the President of MLE Consulting, Inc., a management consulting firm specializing in providing strategic and operational solutions for companies in the energy and water space, since May 2017. She has served as a director of CIM Commercial Trust Corporation (Nasdaq: CMCT), a real estate investment trust that principally owns and operates Class A and creative office properties, since her appointment on February 11, 2021. Ms. Edwards previously served as the General Manager of the Los Angeles Department of Water and Power (LADWP) from March 2014 to March 2017. In that capacity, she managed a city agency with an annual budget of more than $6 billion and approximately 10,000 employees. As part of her role at LADWP, she served as a member of the Board of the Water and Power Employees’ Retirement Plan, overseeing more than $12 billion in investments. Prior to her tenure at LADWP, Ms. Edwards was the City Manager of the City of Anaheim from 2013 to 2014, overseeing an annual budget of more than $1 billion with approximately 3,000 employees, including a fire department, a police department, and a public utility company. From 2000 to 2012, Ms. Edwards was the Utility General Manager of Anaheim Public Utilities and, prior to 2000, Ms. Edwards spent almost 25 years with LADWP in a variety of positions. From 2019 to 2021, she was Chair to the California Wildfire Safety Advisory Board, as a gubernational appointee. Since 2019, Ms. Edwards has been a board member of S&C Electric Company in Chicago (and a member of the Audit Committee since 2021). In 2019, Ms. Edwards was invited to serve on the Southern California Gas Company’s Advisory Safety Council. Further, since December 2018, Ms. Edwards has served on the Board of the Boys & Girls Club of Santa Clarita Valley, as their secretary. Ms. Edwards has a Master’s in Public Administration from the University of LaVerne.

Andrew W. Evans

Andrew W. Evans has worked in the energy and utility industry for 28 years across a broad spectrum of capital intensive businesses. He is the retired Chief Financial Officer of Southern Company (NYSE: SO), an electric and natural gas public utility holding company, where he served as Chief Financial Officer from June 2018 to September 2021 and had responsibility for all investor interaction, public reporting, information technology and cyber security, business development, risk and capital deployment. Prior its acquisition by Southern Company, he served as the Chairman, President and Chief Executive Officer of AGL Resources, Inc. (AGL), the largest publicly traded gas distribution company in the United States, from April 2017 until June 2018. In this role he was keenly focused on employee and public safety, customer satisfaction, modernization, and growth. He also served as Chief Operating Officer of AGL from April 2016 until April 2018 and, during his 15 years at the company, also held the positions of Treasurer and

Chief Financial Officer. Prior to AGL, Mr. Evans spent 9 years with Mirant Corp, a global energy provider and commodity trading company. Mr. Evans began his career at the Federal Reserve Bank of Boston and has a Bachelor of Arts in Economics from Emory University, where he currently serves as a trustee. Mr. Evans is actively engaged in his community and has served as Chair for a number of philanthropic organizations, including the Grady Hospital Foundation and Zoo Atlanta.

H. Russell Frisby, Jr.

H. Russell Frisby, Jr. is an experienced executive and board member, and a nationally known expert on legal, regulatory and public affairs matters in the fields of energy, telecommunications, and technology. Mr. Frisby has served as a Partner at the Stinson LLP law firm since September 2009 where he leads the Telecommunications Group and is co-leader of the firm’s State Utilities Practice Group. Following his retirement from Stinson LLP in December 2021, Mr. Frisby will serve as President of The HRF Group, a strategic and regulatory consulting firm. Mr. Frisby previously served on the Board of Pepco Holdings, Inc. (formerly NYSE: POM), an S&P 500 energy utility, from September 2012 until March 2016 (when it was acquired by Exelon Corporation), where he was a member of the Finance and Compensation/Human Resources Committees. Prior to its acquisition by Windstream, Mr. Frisby served on the Board of PAETEC Holdings, a national Fortune 1000 competitive telecommunications company (CLEC), from February 2007 until November 2011, where he was a member of the Compensation Committee. Mr. Frisby served as Senior Energy Advisor to the National Urban League where he counseled it on national energy policy, edited several policy white papers, and made numerous presentations on its behalf. He is on the Advisory Board of Intelis Capital. Mr. Frisby served as President/CEO of the Competitive Telecommunications Association (now INCOMPAS) from 1998 to 2005. In this position, he was a primary advocate for the CLEC industry, and was responsible for developing and implementing national regulatory and public affairs strategies. Prior to that, Mr. Frisby served as Chairman of the Maryland Public Service Commission (MPSC). During this period, he also served as Vice Chair of the Telecommunications Committee of the National Association of Regulatory Utility Commissioners and functioned as a spokesperson for NARUC. Mr. Frisby has frequently written and lectured on energy and telecommunications issues and has been repeatedly named as one of Washington’s Super Lawyers. He is past Chair of the ABA’s Standing Committee on Governmental Affairs. Mr. Frisby is a Senior Fellow of the Administrative Conference of the United States and previously served as Chair of its Committee on Regulation. He received the Energy Bar Association’s 2019 State Regulatory Practitioner Award for his innovation and superior advocacy. He was recognized as the “2022 Lawyer of the Year in Administrative and Regulatory Law in Washington, DC” by Best Lawyers. Mr. Frisby is a graduate of Yale Law School and Swarthmore College.

Walter M. Higgins III

Walter M. Higgins III served as Chairman of the Board of South Jersey Industries, Inc. (NYSE: SJI), an energy holding company headquartered in New Jersey and serving retail utility and wholesale natural gas transmission, marketing, and storage services including solar development in the mid-Atlantic states, from April 2015 until his retirement in April 2020. Until his appointment as Chairman, he had served as a director of South Jersey Industries, Inc. since April 2008. Previously, he served as the President and Chief Executive Officer and a director of Ascendant

Group Ltd. (now called Liberty Group Limited), a diversified energy and infrastructure holding company in Bermuda, from June 2012 until October 2016, and as Chief Executive Officer of the Puerto Rico Electric Power Authority (PREPA), an electric utility company providing electric service to all of Puerto Rico, from March 2018 through July 2018. In August 2000, he was elected Chairman of the Board, President and Chief Executive Officer of Sierra Pacific Resources (now called NV Energy), the electric and gas utility holding company for most of Nevada, retiring as Chief Executive Officer in July 2007 and as Chairman in July 2008. He also previously served as the Chairman, President and Chief Executive Officer of AGL Resources, Inc., the holding company of Atlanta Gas and Light (AGL), one of the nation’s largest natural gas distribution companies and the first deregulated natural gas utility in the United States, as President and Chief Operating Officer of Louisville Gas and Electric Company and as a senior executive with Portland General Electric Company, in Portland, Oregon, with various responsibilities, the last being as senior vice president over generation, transmission, and power marketing.

In addition to serving on the board of directors of South Jersey Industries, Inc. (NYSE: SJI) from April 2008 until April 2020, Mr. Higgins served on the board of directors of Aegis Insurance, an insurance company, from September 1995 to September 2020, and Just Energy, Inc. (TSX: JE; NYSE: JE), a provider of competitive retail energy in the U.S., Canada, and several other countries, from September 2019 until September 2020. Mr. Higgins graduated with distinction with a nuclear science degree from the U.S. Naval Academy, Annapolis, Maryland, in 1966, and completed postgraduate nuclear engineering and submarine training with the U.S. Navy. He served as a commissioned naval officer in nuclear submarines. He is a graduate of the Stanford University Graduate School of Business Executive Program and the University of Idaho Public Utility Executive Course.

Rina Joshi

Rina Joshi is a seasoned investment professional with over 18 years of experience investing in stressed and distressed companies and special situations. She has managed investments across a broad range of industries and geographies with a focus on restructurings and process driven situations. Ms. Joshi has a track record of producing superior results across market cycles through capital markets transactions, operational restructurings and evaluation of M&A opportunities.

Ms. Joshi is the founder of the Nest Collective, an empowerment program and community for young girls in elementary school. She managed the marketing, recruitment, enrollment and organizational start-up process to launch Nest Collective in the Fall of 2021. Prior to that, Ms. Joshi served as a Managing Director of Apollo Global Management, a global alternative investment management firm, from June 2020 to June 2021. In this role, Ms. Joshi focused on the identification and evaluation of credit and special situations opportunities and structured terms for various primary issue financings. Ms. Joshi served as a Managing Director of PointState Capital from March 2016 to February 2020, where she managed investments across various industries, including utilities, telecom, shipping, and energy, and participated in several ad hoc committees related to in-court and out-of-court restructurings. From July 2003 to March 2016, Ms. Joshi served in various capacities at Citigroup Global Markets, including as a high yield corporate bond strategist, head of Energy Exploration & Production credit research, and as a distressed debt desk investment analyst. Ms. Joshi holds the Chartered Financial Analyst designation and graduated from the Huntsman Program in International Studies and Business at the University of Pennsylvania. She received a Bachelor of Science in Economics from The Wharton School and a Bachelor of Arts in International Studies from the College of Arts & Sciences.

Henry P. Linginfelter

Henry P. Linginfelter has more than 35 years of natural gas utility experience. He retired as Executive Vice President of Southern Company Gas in 2019. As EVP, he was responsible for all day-to-day operations of the largest gas utility in the United States, serving approximately 4.5 million customers through seven gas companies across seven states. Responsibilities included safety, construction, customer service, engineering, reliability, marketing, environmental, gas supply and control, budgeting and planning, external affairs, and financial performance, among other duties. He also served for many years on the board of the company’s captive insurance business which assesses and mitigates risk and liability issues across the corporation.

In addition to his broad executive and operating experience, Mr. Linginfelter has extensive experience in regulatory and legislative affairs, with a track record of achieving constructive and trustworthy engagement and positive outcomes with regulators and elected officials across several jurisdictions.

Mr. Linginfelter is former Chairman of the Southern Gas Association and served on the American Gas Association Leadership Council for several years. He serves on numerous not-for-profit boards and was Chairman of the Georgia Chamber of Commerce in 2016. He holds a Bachelor’s Degree in Industrial Management from Georgia Tech University and an MBA from the J. Mack Robinson College of Business at Georgia State University. Mr. Linginfelter is a Fellow of CEO Perspectives leadership program – University of Chicago’s Booth School and Northwestern University’s Kellogg School.

Jesse A. Lynn

Jesse A. Lynn has been General Counsel of Icahn Enterprises L.P. (NASDAQ: IEP), a diversified holding company engaged in a variety of businesses, including investment, energy, automotive, food packaging, metals, real estate, home fashion and pharma, since 2014. Mr. Lynn has also served as Chief Operating Officer of Icahn Capital LP, the entity through which Carl C. Icahn manages investment funds, since April 2021. From 2004 to 2014, Mr. Lynn was Assistant General Counsel of Icahn Enterprises. Prior to joining Icahn Enterprises, Mr. Lynn worked as an associate in the New York office of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. in its business and finance department from 2000 until 2004. From 1996 to 2000, Mr. Lynn was an associate in the corporate group at Gordon Altman Butowsky Weitzen Shalov & Wein. Mr. Lynn has been a director of: Xerox Holdings Corporation (NASDAQ: XRX), a provider of print and digital document products and services, since November 2021; FirstEnergy Corp. (NYSE: FE), an electric utility, since March 2021; and Conduent Incorporated (NASDAQ: CNDT), a provider of business process outsourcing services, since April 2019. Mr. Lynn was previously a director of: Cloudera, Inc. (NASDAQ: CLDR), a provider of enterprise data cloud services, from August 2019 through its sale to CD&R and KKR in October 2021; Herbalife Nutrition Ltd. (NYSE: HLF), a nutrition company, from April 2014 to January 2021; and The Manitowoc Company, Inc. (NYSE: MTW), a capital goods manufacturer, from April 2015 to February 2018. Mr. Lynn received a B.A. from the University of Michigan in 1992 and a J.D. from the Boston University School of Law in 1996.

Ruby Sharma

Ruby Sharma is a multi-cultural, global business advisor with comprehensive expertise & skills in Strategy, Operational Risk Transformation, M&A, Governance, Audit & Accounting. She has lived in North America, the United Kingdom, Germany, Asia and is fluent in English, German and Hindi. For more than 25 years as a cross-sector financial & audit committee expert, she has worked with Fortune 500 multi-national corporations, C-Suite and Board leadership to innovate and change, drive revenue growth, strengthen regulator and investor relationships, incorporating diversity, equity & inclusion (DEI). Ms. Sharma has served as Managing Partner of RNB Strategic Advisors, a strategic advisory firm, since September 2018. Ms. Sharma served as a Partner at Ernst & Young LLP (EY), a multinational professional services network, from 2002 until her retirement in December 2017, where she founded and led the Center for Board Matters and developed and built EY’s Global Strategy and Execution infrastructure for Governance Services to Boards and C-suite. She also served as a Partner in Fraud Investigations and Dispute Services at EY from 2004 to 2010. Prior to her time at EY, Ms. Sharma served as Senior Manager of Forensic and Litigation Services at Arthur Andersen LLP, a holding company that provided auditing, tax and consulting services to large corporations, from 1999 to 2002. Ms. Sharma has led internal investigations, working with the U.S. Securities & Exchange Commission (SEC) and other regulatory organizations on complex issues involving white-collar crime, Foreign Corrupt Practices Act (FCPA), risk and damage assessments, and accounting and financial issues. Ms. Sharma is a frequent keynote speaker and panelist on corporate governance topics, contributor to international news media & has authored several audit committee handbooks and guides, white papers on governance, value protection and diversity and inclusion topics.

In addition to serving as the Chair of the Audit Committee at Penn Medicine Princeton Health (April 2010 to October 2020), Ms. Sharma is advisory council member for reacHIRE, Princeton Frugal Innovation Accelerator and has served as Board of Trustees, National Ascend Organization; Member, Asia Society Business Council. She was honored as one of Outstanding 50 Asian Americans in Business in the Americas in 2011 by the Asian American Business Development Center.

Ms. Sharma is a Fellow Chartered Accountant (Institute of Chartered Accountants in England & Wales) and holds a Bachelor of Arts. in Economics from Delhi University, India. Ms. Sharma has also attended the Executive Education program for EY Partners at Northwestern University, Kellogg School of Management.

Andrew J. Teno

Andrew J. Teno has been a portfolio manager at Icahn Capital, the entity through which Carl C. Icahn manages investment funds, since October 2020. Mr. Teno previously worked at Fir Tree Partners, a New York based private investment firm that invests worldwide in public and private companies, real estate and sovereign debt, from 2011 to April 2020. Prior to that, he worked at Crestview Partners from 2009 to 2011 as an associate in their private equity busines, and at

Gleacher Partners, a boutique mergers and acquisitions firm, from 2007 to 2009. Mr. Teno has been a director of: FirstEnergy Corp. (NYSE: FE), an electric utility, since March 2021; Herc Holdings Inc. (NYSE: HRI), an equipment rental company, since February 2021; and Cheniere Energy, Inc. (NYSE: LNG), a liquefied natural gas company, since February 2021. Mr. Teno previously served as a director of Eco-Stim Energy Solutions from March 2017 to December 2018. Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania in 2007.

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About Icahn Enterprises L.P.

Icahn Enterprises L.P., a master limited partnership, is a diversified holding company engaged in eight primary business segments: Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Pharma.

Additional Information and Where to Find It;

Participants in the Solicitation and Notice to Investors

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS, INC. (“SOUTHWEST GAS”) FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF SOUTHWEST GAS AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 14A FILED BY CARL C. ICAHN AND HIS AFFILIATES WITH THE SECURITES AND EXCHANGE COMMISSION ON NOVEMBER 15, 2021. EXCEPT AS OTHERWISE DISCLOSED IN THE SCHEDULE 14A, THE PARTICIPANTS HAVE NO INTEREST IN SOUTHWEST GAS.

THE SOLICITATION DISCUSSED HEREIN RELATES TO THE SOLICITATION OF PROXIES FOR USE AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS.

THIS COMMUNICATION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT A RECOMMENDATION, AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL SHARES. IEP UTILITY HOLDINGS LLC FILED A TENDER OFFER STATEMENT AND RELATED EXHIBITS WITH THE SEC ON OCTOBER 27, 2021. SOUTHWEST GAS FILED A SOLICITATION/ RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER WITH THE SEC ON NOVEMBER 9, 2021. STOCKHOLDERS OF SOUTHWEST GAS ARE STRONGLY ADVISED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. THE TENDER OFFER STATEMENT (INCLUDING THE RELATED EXHIBITS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE TENDER OFFER STATEMENT AND OTHER DOCUMENTS THAT ARE FILED BY IEP UTLITY HOLDINGS LLC WITH THE SEC WILL BE MADE AVAILABLE TO ALL STOCKHOLDERS OF SOUTHWEST GAS FREE OF CHARGE UPON REQUEST TO THE INFORMATION AGENT FOR THE TENDER OFFER. THE INFORMATION AGENT FOR THE TENDER OFFER IS HARKINS KOVLER, LLC, 3 COLUMBUS CIRCLE, 15TH FLOOR, NEW YORK, NY 10019, TOLL-FREE TELEPHONE: +1 (800) 326-5997, EMAIL: SWX@HARKINSKOVLER.COM.

Other Important Disclosure Information

FORWARD-LOOKING STATEMENTS:

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth herein include, among other things, the factors identified in Southwest Gas’ public filings. Such forward-looking statements should therefore be construed in light of such factors, and we are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.